Twin Disc, Incorporated
WE PUT HORSEPOWER TO WORK ™
November 7, 2012

Twin Disc, Incorporated
November 7, 2012
Safe Harbor Statement
This presentation contains statements that are forward-looking within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on
 management’s current expectations that are based on
 assumptions that are subject to risks and uncertainties. Actual results may vary because of variations between these
 assumptions and actual performance. Investors are referred to
 Twin Disc’s fiscal year 2012 Annual Report and Form 10-K,
 “Management’s Discussion and Analysis of Financial Condition
 and Results of Operations - Forward-Looking Information,” which outlines certain risks regarding the Company’s forward-looking statements. Copies of the Company’s SEC filings may be
 obtained from the SEC, and are available on Twin Disc’s web site
 (www.twindisc.com), or by request from the Investor Relations department at the Company.

Twin Disc, Incorporated
• Founded in 1918
• Headquartered in Racine, WI
• ≈1,030 employees (FYE ‘12)
• FY12 Revenues of $356M
 FY11 Revenues of $310M
 FY10 Revenues of $228M
• We are a global company
 – Well-known customers
 around the world
 – Mfg Operations in the U.S.,
 Italy, Belgium, Switzerland
 and Japan (JV)
 – World-wide distributor
 network
 – Global: 53% of fiscal 2012
 sales to international markets
2
1
1
#
Manufacturing location (# of facilities in each location)
Company owned distribution/service location
Purchasing/sourcing offices
Twin Disc At A Glance
November 7, 2012

Twin Disc, Incorporated
November 7, 2012
FY 2012 Highlights
$ millions
$ millions
• Quarterly sequential sales &
 earnings improvement
 – Sales up over 15% vs. FY ‘11
 – Earnings up nearly 40% to record $2.26 per
 diluted share
• Key Markets
 – Oil & gas markets experienced strong
 growth in shipments compared to FY ‘11
 – Sales in the Pacific Rim continued strong, at
 near record levels, Asia became 2nd largest
 market after N. America
 – Modest recovery in Mega Yacht and
 European markets off of fiscal ‘10 lows
 – Patrol boat business continued to expand
 – ARFF, Military & Commercial Marine were
 steady

Twin Disc, Incorporated
Net Sales & Net Earnings
(1st Fiscal Quarter)
• Sales down 15.4% from record Q1 ‘12
 – Pressure pumping transmission
 business continued to slow down
 – Commercial marine business
 experienced strong demand in North
 America (Gulf Coast) & Asia
 (particularly in China)
• $1.3 million profit, or $0.11 per diluted
 share, down from all-time quarterly
 record of Q1 ‘12
 – Unfavorable mix of business and
 volume declines impacted margins &
 overall profitability in Q1, typically the
 Company’s weakest quarter
+30%
+33%
November 7, 2012

Twin Disc, Incorporated
November 7, 2012
Land-Based Products
Pressure Pumping
• Fiscal 2012 Highlights:
 – Achieved record unit sales
 – Introduced 7500 series transmission into
 the market
 – Backlog declined as order activity dropped
 throughout the 2nd half of fiscal year

• Fiscal 2013 Outlook:
 – Expect slow orders and shipments thru at
 least 3rd fiscal quarter
 – Operators will continue to adjust to supply
 overhang and lower prices
• Fiscal 2014 & Beyond:
 – Unconventional drilling to grow significantly
 – International opportunities to expand
 – 7500 acceptance to continue
 – Company continues to be well positioned
 for growth
(U.S. dry gas in trillion cubic feet per year)
Source: EIA, Annual
Energy Outlook 2012.

Twin Disc, Incorporated
November 7, 2012
Land-Based Products
ARFF & Military
• Fiscal 2012 Highlights:
 – ARRF and military transmission sales
 continued to show modest, steady
 growth

• Fiscal 2013 Outlook:
 – Developing next generation
 transmission system
 – Market to remain stable, with potential
 for modest growth
• Fiscal 2014 & Beyond:
 – Expect to see continued steady
 demand for both ARFF and military
 transmissions over the long run

Twin Disc, Incorporated
November 7, 2012
Land-Based Products
Industrial Products
• Fiscal 2012 Highlights:
 – Shipments and orders up in N. America, and
 more moderately in Europe
 – Aggregate, recycling, construction and oil & gas
 markets recovered from post recession levels

• Fiscal 2013 Outlook:
 – Market expected to remain steady thru fiscal 2013
 – Developing remote controlled dry PTO’s and
 upgrading hydraulic PTO product line
 – Expanding pump drives into higher HP
 – Focus on expansion into BRIC
• Fiscal 2014 & Beyond:
 – Expect international markets to drive long-term
 growth strategy
 – Continue product differentiation and technological
 innovation to meet market demands

Twin Disc, Incorporated
November 7, 2012
Marine & Propulsion Systems
Commercial Marine
• Fiscal 2012 Highlights:
 – N. American (particularly Gulf Coast)
 market experienced strong year-over-year
 gains
 – Asia continued near record levels
 – European shipbuilding remained at weak
 levels

• Fiscal 2013 Outlook:
 – N. American and Asian markets expected
 to continue to grow
 – European market remains uncertain, likely
 to take 2-3 years to recover
• Fiscal 2014 & Beyond:
 – Continue expansion into South America
 (particularly Brazil) and Asia
 – New product development, including
 joystick for commercial applications

Twin Disc, Incorporated
November 7, 2012
Marine & Propulsion Systems
Patrol Boat
• Fiscal 2012 Highlights:
 – Growth continued in Asia, especially
 China, as need for coastal security
 increased
 – Twin Disc propulsion package
 recognized as the standard for fast
 patrol boat technology
• Fiscal 2013 Outlook:
 – Demand remains strong, but
 unpredictable due to delays in build
 schedules
• Fiscal 2014 & Beyond:
 – Expect demand for coastal security
 applications to further grow

Twin Disc, Incorporated
November 7, 2012
Marine & Propulsion Systems
Pleasure Craft
• Fiscal 2012 Highlights:
 – Market remained at historic lows
 (down 50-70% versus prior highs)
 – EJS™ introduced, gained market share
 – Announced Caterpillar agreements

• Fiscal 2013 Outlook:
 – New boat construction to remain at
 depressed levels
 – Continue to focus on global packaging
 strategy to gain market share
 – Cat® Three60 available to the market
• Fiscal 2014 & Beyond:
 – Likely 5+ years before market fully recovers
 to pre-recession levels
 – Continue to emphasize product development
 and technological differentiation in our
 products to further market share gains

Twin Disc, Incorporated
November 7, 2012
Corporate Profile - Geographic Diversity
Sales (as a % of total sales)
FY2012
FY2006
• Highlights:
 – More than 50% of sales were outside the
 USA in fiscal 2012
 – Asia surpassed Europe as 2nd largest end
 market (achieving record sales)
 – Sales to China more than doubled year-over
 -year
 – Overall CAGR from 2006 to 2012 = 7%
 (Asia = 13%)

• Outlook:
 – Continue to focus on BRIC as largest
 growth opportunity
 – Sourcing, sales and engineering resources
 already on the ground in India & China, with
 plans to expand the Company’s capabilities
 in those regions

Twin Disc, Incorporated
November 7, 2012
Managing Our Cost Structure
CAPEX
 • Investing in core competencies
 • Expanding presence in low cost manufacturing locations
 • Spent $90+ million over past 8 yrs

Twin Disc, Incorporated
Sourcing Offices
November 7, 2012
Managing Our Cost Structure
Low Cost
Lower Cost
Corporate HQ/Mfg
Mfg locations

Twin Disc, Incorporated
• Technology
 – Oil & Gas
 • 8500 Series
 – ARFF
 • “Pump & Roll”
 – Military
 • “Legacy” Contracts

November 7, 2012
What Differentiates Us?
 – Marine
 • Patented QuickShift®
 • Dynamic Positioning/DPII
 • Rolla CFD

Twin Disc, Incorporated
November 7, 2012
What Differentiates Us?
• 94+ Years of Proven Application Know-How
• Niche Market Focus
• Product/Market & Geographic Diversity
• Core Manufacturing Capabilities
#
Mfg location
Co.-owned dist.
3rd Party dist.
Service dealers

Twin Disc, Incorporated
Looking Ahead
November 7, 2012

Twin Disc, Incorporated
November 7, 2012
FY04
FY05
FY06
FY07
$ millions
Corporate Six Month Backlog
(Mfg Orders to be shipped in the next 6 months)
FY08
FY09
FY11
FY10
FY12
FY13

Twin Disc, Incorporated
November 7, 2012
Fiscal Year 2013 Outlook
• Oil and Gas landscape causes near term outlook to
 be cautious
• Marine markets will remain mixed
 – Pleasure Craft improving off of low base, primarily from
 market share gains - EJS™ & Cat Three60 impact
 – Work Boat, including US Gulf and Asian markets, showing
 improvement
 – Patrol Boat market is expanding
• Industrial, ARFF & Military showing modest growth
• Asian market continues at near record levels; Europe
 is slow; while US (excluding Oil and Gas) is
 improving modestly

Twin Disc, Incorporated
November 7, 2012
Fiscal Year 2014 & Beyond
• Oil and Gas landscape: mid to longer term prospects remain very favorable
 – Continued globalization of the pressure pumping business
 – 7500 expected to gain market share
• Global marine markets expected to be growing
 – Pleasure Craft market expected to be recovering, as well as continuing market share gains coming from EJS® and Cat® Three60 and the introduction of innovative Cat POD system featuring patented QuickShift®
 transmission technology
 – North American and Asian Work Boat market anticipated to continue to grow, with Europe beginning to show signs of recovery
 – Patrol Boat demand for coastal security applications to grow
• Industrial, ARFF & Military outlook remains steady
• Global growth opportunities in BRIC markets, particularly China, India and Brazil, continue to materialize

Twin Disc, Incorporated
WE PUT HORSEPOWER TO WORK ™
November 7, 2012

Twin Disc, Incorporated
Appendices
November 7, 2012

Twin Disc, Incorporated
November 7, 2012
Corporate Profile - Market Diversity
Pleasure Craft Market:

• Target Markets: High speed
 planing and displacement yachts
 from 50’ to 150’, diesel-powered
• Products: Transmissions,
 Surface Drives, Propellers,
 Steering/Thruster/Trim Systems,
 Water Jets, Controls, EJS
• Channels: Engine OEMs &
 dealers, & boat builders
• Customers: CAT, CMD, MAN,
 MTU, Volvo / Azimuth, Baia,
 Ferretti, Maritimo, Palmer
 Johnson, Riviera, Sanlorenzo,
 Sunseeker
• Competition: ZF, Reintjes /
 Kamewa /Side Power, Ultraflex
Appendix I

Twin Disc, Incorporated
November 7, 2012
Corporate Profile - Market Diversity
Work Boat Market:

• Target Markets: planing and
 displacement vessels from 30’ to
 250’, diesel-powered
• Products: Transmissions,
 Propellers, MCD’s, Water Jets,
 Controls
• Channels: Engine OEMs &
 dealers, boat builders &
 distribution
• Customers: CAT, Cummins,
 IVECO, Mitsubishi, Volvo /
 Damen / Sewart Supply
 (operators: Secor, Tidewater,
 Groupe Bourbon)
• Competition: ZF, Reintjes /
 Kamewa, Hamilton
Appendix II

Twin Disc, Incorporated
November 7, 2012
Corporate Profile - Market Diversity
Patrol Boat Market:
• Target Markets: military, patrol
 and coast guard vessels from 30’
 to 90’, diesel-powered
• Products: Transmissions,
 Surface Drives, Propellers,
 Steering/Thruster/Trim Systems,
 Water Jets, Controls, EJS
• Channels: Engine OEMs &
 dealers, naval authorities & boat
 builders
• Customers: CAT, CMD, MAN,
 MTU, Volvo / Indian Navy/Coast
 Guard, Israeli Navy, Turkish
 Coast Guard, USCG, US Navy,
 RCMP
• Competition: ZF / Kamewa
Appendix III

Twin Disc, Incorporated
November 7, 2012
QuickShift®
Transmissions
EJS®/Electronic
Controls
Bow Thrusters
Anchor Winches
Gangways
Trim Tabs, Stern Thrusters
Power Steering
Marine Transmissions, Propulsion & Boat Management Systems
Corporate Profile - Market Diversity
We have been very successful “bundling” more marine products
 • Increasing content and value on each vessel
 • Working directly with the shipyards
 • Industry expert on vessel performance and handling
Appendix IV

Twin Disc, Incorporated
November 7, 2012
Corporate Profile - Market Diversity
Industrial Products:

• Target Market:  Heavy duty
 industrial disconnect applications
• Products: Mechanical & hydraulic
 clutches, PTOs & pump mount
 drives, 100 - 2,500 HP
• Channels: Distribution & OEMs
• Customers: Bandit, Morbark,
 Peterson Pacific / OEM engine
 dealers
• Competitors: Funk, NACD, PT
 Tech, Stiebel, Transfluid, WPT
Appendix V

Twin Disc, Incorporated
November 7, 2012
Corporate Profile - Market Diversity
Industrial Transmissions:

• Target Market:  Off-highway and
 all-terrain specialty vehicles,
 diesel powered
• Products: Powertrain
 components - 400 to 3,000 HP
• Channel: OEM vehicle mfrs.
• Customers: BAE, Rosenbauer,
 Oshkosh, Tatra / BJ Services,
 Cisco High-Lift, Crown Energy,
 Enerflo, Fractec, MG Bryan,
 Trican, Tai’an, Zoomlion
• Competitors: Allison, Cat
Appendix VI

Twin Disc, Incorporated
November 7, 2012
Frac Rig Diagram
Engine
Transmission
Pump
Appendix VII

Twin Disc, Incorporated
November 7, 2012
$ millions
% sales
* See Appendix X for reconciliation of TTM figures to reported figures.
Appendix VIII

Twin Disc, Incorporated
November 7, 2012
Non-GAAP Financial Disclosures
Non-GAAP Financial Disclosures
Financial information excluding the impact of certain significant items in this presentation are not measures that are defined in U.S. Generally Accepted Accounting Principles (“GAAP”). These items are measures that management believes are important to adjust for in order to have a meaningful comparison to prior and future periods and to provide a basis for future projections and for estimating our earnings growth prospects. Non-
GAAP measures are used by management as a performance measure to judge profitability of our business absent the impact of foreign currency exchange rate changes and acquisitions. Management analyzes the company’s business performance and trends excluding these amounts. These measures, as well as EBITDA, provide a more consistent view of performance than the closest GAAP equivalent for management and investors. Management compensates for this by using these measures in combination with the GAAP measures. The presentation of the non-GAAP measures in this presentation are made alongside the most directly comparable GAAP measures.
Definition - Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)
The sum of, net earnings and adding back provision for income taxes, interest expense, depreciations and amortization expenses: this is a financial measure of the profit generated excluding the above mentioned items.
Appendix IX

Twin Disc, Incorporated
November 7, 2012
Reconciliation of Net Earnings to EBITDA
* See Appendix XI for reconciliation of TTM figures to reported figures.
Appendix X

Twin Disc, Incorporated
November 7, 2012
Reconciliation of TTM Data to Reported Quarterly Figures
Appendix XI

Twin Disc, Incorporated
November 7, 2012
Fiscal Year Condensed Consolidated Statements of Operations
Appendix XII
* Represents trailing four quarter figures as of the quarter ending September 28, 2012.
 See Appendix XI for reconciliation of TTM figures to reported figures.

Twin Disc, Incorporated
November 7, 2012
1st Fiscal Qtr Condensed Consolidated Statements of Operations
Appendix XIII

Twin Disc, Incorporated
November 7, 2012
$317
$310
$332
$296
Historical Net Sales by Segment
Appendix XIV
$228
$356

Twin Disc, Incorporated
November 7, 2012
Historical Net Earnings by Segment (before Corporate Expense)
Appendix XV

Twin Disc, Incorporated
November 7, 2012
Express Joystick System® in Action
Go to http://www.twindisc.com/MarineProducts/EJS.html to see the new revolutionary Twin Disc Express Joystick System® in action.

Twin Disc, Incorporated
WE PUT HORSEPOWER TO WORK ™
November 7, 2012